Exhibit 99.2

 Company Update  August 7, 2020  Pioneer Valley LodgeNorth Logan, UT

 Forward-Looking Statements, Non-GAAP and Other Information  1  IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.”  Throughout this Presentation, New Senior Investment Group Inc. (NYSE: SNR) is referred to as “New Senior,” the “Company,” “SNR” or “we.”FORWARD-LOOKING STATEMENTS. Certain information in this Presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding expectations with respect to the potential range of 2020 financial results, the expected impact of the COVID-19 pandemic on our business, liquidity, properties, operators and the health systems and populations that we serve; the cost and effectiveness of measures we have taken to respond to the COVID-19 pandemic, including health and safety protocols and system capacity enhancements that are intended to limit the transmission of COVID-19 at our properties; and our expected occupancy rates and operating expenses. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to the continuing impact of COVID-19 on our operations and the operation of our facilities, including ongoing cases at certain of our facilities, the speed, geographic reach and duration of the COVID-19 pandemic; the legal, regulatory and administrative developments that occur at the federal, state and local levels; the efficacy of our operators’ infectious disease protocols and prevention efforts; the broader impact of the pandemic on local economies and labor markets; and the overall demand for our communities in the recovery period following the pandemic, our ability to successfully manage the asset management by third parties, and market conditions generally which affect demand and supply for senior housing. We believe that the adverse impact that COVID-19 will have on the future operations and financial results at our communities will depend upon many factors, most of which are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of these and other risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for us to predict or assess the impact of every factor that may cause our results to differ materially from those anticipated by any forward-looking statements. Forward-looking statements contained herein, and all statements made in this Presentation, speak only as of the date of this Presentation, and the Company expressly disclaims any duty or obligation to release publicly any updates or revisions to any statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.NON-GAAP FINANCIAL INFORMATION. This Presentation includes information based on financial measures that are not recognized under generally accepted accounting principles (“GAAP”), such as NOI, cash NOI, adjusted same store cash NOI, Normalized FFO, AFFO and Normalized FAD. You should use non‐GAAP information in addition to, and not as an alternative to, financial information prepared in accordance with GAAP. See the end of this Presentation for reconciliations to the most comparable GAAP measures and an explanation of each of our non-GAAP measures. Our non-GAAP measures may not be identical or comparable to measures with the same name presented by other companies due to differences in calculation, capital structure or other factors. PAST PERFORMANCE. In all cases where historical results are presented or past performance is described, we note that past performance is not a reliable indicator of future results and performance.GLOSSARY. See the Glossary at the end of this Presentation for an explanation of various terms used herein.

 Table of Contents  SECTIONS      PAGES  I.   Executive Summary & Company Overview    4 – 7  II.  COVID-19 Situation Update    9 – 11  III.   Financial Update    13 – 20   IV.   Reconciliations and Glossary    22 – 27  2

 Executive Summary & Company Overview  Madison EstatesSan Antonio, TX

Executive Summary

- **New Senior Investment Group Inc. (NYSE: SNR) is the only U.S. pure play, publicly-traded senior living REIT**
  - Portfolio comprised of 102 Independent Living (IL) properties and one NNN leased property across 36 states
- **Nearly five months since our first confirmed case, the COVID-19 pandemic continues to impact our business**
  - Our top priority continues to be the health and safety of our residents and associates around the country
  - As of August 5, our operators have reported 19 currently active cases across 10 properties (or 10% of the portfolio)
- **In mid-March, our operators began implementing restrictions within our properties to address COVID-19**
  - While necessary, we understood that these actions would result in lower move-ins and higher expenses
  - In recent months, the focus shifted to beginning to safely lift restrictions within our properties in a phased approach
- **To date, our overall financial results have been better than we had expected at the onset of the pandemic**
  - While occupancy continues to decline, the trends have slowly improved due to continued move-ins & lower move-outs
  - As occupancy has declined, our operators have been able to tightly manage expenses such as supplies and labor
  - Interest savings from significant declines in LIBOR have offset declines in NOI
- **As a result, 2Q20 AFFO per share was $0.19, an increase of $0.02 QoQ**
  - 2Q20 total same store cash NOI decreased 3.1% YoY and increased 0.4% QoQ
- **Based on first half results and recent trends, we are now providing expectations for full year 2020 results**
  - Full year 2020 total same store cash NOI to decline 4.5% to 7.5% compared to full year 2019 (including NNN lease)
  - Full year 2020 AFFO per share range of $0.67 to $0.71
- **These estimates for full year 2020 results are based on a number of assumptions that are subject to change and many of which are outside of our control, particularly those that relate to the ongoing pandemic**

New Senior Investment Group

4

New Senior Overview

New Senior Investment Group Inc. (NYSE: SNR) is a publicly-traded REIT with a portfolio of 102 Independent Living (IL) properties and one NNN leased property

The only pure play, publicly-traded senior housing REIT in the U.S.

- *100% private pay senior housing*
- *All properties wholly owned*

Uniquely positioned to capitalize on long-term industry fundamentals

- *96% of NOI from high-margin IL properties*[1]



Pure Play REIT
Uniquely Positioned
New Senior
Investment Group
103 Properties
12,405 Units
Geographic Diversification & Scale
Experienced Operator Mix

One of the largest owners of senior housing with a national footprint

- *10th largest owner of senior housing*[2]
- *Diversified across 36 states*

Partnered with experienced senior housing operators

- *4 operator relationships*
- *Holiday: 3rd largest senior housing operator*[2]

1) Percentage calculated based on 2Q20 NOI.
2) ASHA, "50 Largest U.S. Seniors Housing Real Estate Owners and Operators," June 1, 2019.

5

 Geographically Diversified Portfolio  Portfolio of 103 properties located in 36 different statesProperties located in markets with favorable demographic trends Properties predominately located outside of major metropolitan areas65% of NOI generated from properties located in secondary and tertiary markets(1)  6  Top Markets and States  National Footprint  As defined by National Investment Center for Seniors Housing & Care (NIC); Tertiary markets include Additional markets and markets not covered by NIC.Percentages calculated based on 2Q20 NOI.                                                                                                                                                                                                                                                                                                                    Top 5 States  Properties  % of NOI(2)   California  9  11%   North Carolina  8  10%   Florida  9  9%   Pennsylvania  5  8%   Oregon  8  7%  Markets(1)  Properties  % of NOI(2)   Primary  32  35%   Secondary  32  32%   Tertiary  39  33%  Managed IL PropertiesNNN Lease

Recent Company Updates

- **The Company has evolved significantly since 2019 and is now focused on navigating through the pandemic**

January & February 2019

- *Completed internalization of management*
- *Provided public earnings guidance for first time*
- *Completed relocation of headquarters*

March & April 2019

- *Completed transitions of nine AL/MC properties to new operators*
- *Closed on the sale of one underperforming AL/MC property*
- *Completed external hires, finalizing internal management team*

May & June 2019

- *Closed on the sale of a second underperforming AL/MC property*
- *Continued corporate governance improvements including appointment of new independent director*
- *Executed interest rate swap to increase fixed rate debt exposure*

October 2019

- *Signed agreement to sell entire AL/MC portfolio for a gross sale price of $385 million*

January 21, 2020
First COVID-19 case in US

February 2020

- *Closed sale of AL/MC portfolio*
- *Repaid ~$360 million of debt*
- *Completed ~$400 million of refinancing activity, resulting in lower debt costs and an extension of debt maturities by two years*
- *Reported 2019 earnings and announced 2020 guidance*

May 2020

- *Reported 1Q earnings consistent with initial 2020 guidance*
- *1Q total same store NOI up 0.1% YoY*
- *Withdrew full year 2020 guidance due to uncertainty from pandemic*
- *Reduced dividend by 50% to preserve liquidity*

June – August 2020

- *Increased frequency of communication throughout the COVID-19 pandemic*
- *Reported 2Q earnings and announced expectations for full year 2020*
- *2Q total same store NOI down 3.1% YoY*

August 5, 2020[1]
4.8 million COVID-19 cases in US

1Q 2019 | 2Q 2019 | 4Q 2019 | 1Q 2020 | 2Q 2020 | 3Q 2020

New Senior Investment Group

1) National data per Johns Hopkins University.

7

 COVID-19 Situation Update   Copley PlaceCopley, OH

Known COVID-19 Cases & Status

- **As of August 5, our operators reported 19 currently active cases across 10 properties (13 residents / 6 associates)**
  - The 13 active resident cases represent 0.1% of our total current resident population
- **As of August 5, 45 total properties (44% of our portfolio) have reported at least one resident or associate case**
  - Of the 45 properties with cases, only 14 have reported over 3 cases, a signal that protocols appear effective at limiting the spread of the virus within our properties
- **56% of the properties in our portfolio have not reported a single resident or associate case**

SNR Reported Positive COVID-19 Resident Cases[1]

		Resident Cases			
	Properties	Active	Recovered[2]	Deceased	Total
IL: Properties with active cases	6	13	3	3	19
IL: Properties with previously active cases	22	-	52	15	67
IL: Total properties with positive cases reported	**28**	**13**	**55**	**18**	**86**
CCRC	1	-	55	14	69
Total Portfolio	**29**	**13**	**110**	**32**	**155**

Breakdown of COVID-19 Impacted Properties



14 properties with 4+ reported cases
14%
58 properties with no reported cases
56%
103 Properties
30%
31 properties with 1 – 3 reported cases

New Senior Investment Group

1) Table based on 29 properties with resident cases only, and does not include 16 properties with at least one associate case but no resident case.
2) Residents are generally deemed "recovered" when, per CDC guidelines, either (1) two negative test results received or (2) no fever for at least 72 hours (without use of fever-reducing medicine), other symptoms have improved, and at least 14 days have passed since the date of a positive test.

9

Trend of New COVID-19 Cases

- **Since the start of the pandemic, the weekly number of new cases in our properties has remained relatively low**
  - Average of 6 new cases per week (excluding our one CCRC in downtown Philadelphia)
  - We believe this is a result of early closure of properties and effective operator protocols
- **In July, as the rate of new cases across the U.S. and in SNR counties increased significantly, our portfolio experienced an uptick in new cases as well**
- **Latest national data suggests rate of daily new cases is slowing in the "hotspot" states of FL, CA, TX, and AZ**

Trend of New COVID-19 Cases[1]



SNR New Weekly Cases
U.S. / SNR Counties New Daily Cases
70
60
50
40
30
20
10
0
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
3/25
4/1
4/8
4/15
4/22
4/29
5/6
5/13
5/20
5/27
6/3
6/10
6/17
6/24
7/1
7/8
7/15
7/22
7/29
8/5
SNR IL New Weekly Cases
SNR NNN New Weekly Cases
Total US New Daily Cases
SNR Counties New Daily Cases

New Senior Investment Group

1) National data per Johns Hopkins University as of 8/5/20 and based on trailing 7-day average.

10

Status of Our Properties

- **In mid-March, our operators began implementing various restrictions and protocols within our properties**
  - Closed communal dining and group activities, restricted access to non-essential visitors, prohibited sales tours, etc.
- **In recent months, focus has shifted to safely lifting restrictions within our properties in a phased approach**
  - First Recovery Phase: Re-introduce limited communal dining and activities to begin to restore resident engagement
  - Second Recovery Phase: Increase participation in dining and activities, visitors by appointment, internal sales tours, etc.
  - Third Recovery Phase: Return to operations that are largely similar to pre-COVID-19 operations
- **As of August 5, 78% of our properties are in the First or Second Recovery Phases described above**

SNR Property Status Trend



105
90
75
60
45
30
15
0
3/15
3/31
4/15
4/30
5/15
5/31
6/15
6/30
7/15
7/31
8/5
12% remain in enhanced protocols (i.e., no active case, but not yet in recovery phases)
74% in second recovery phase
4% in first recovery phase
10% have active cases
Active Case
First Recovery Phase
Second Recovery Phase
Enhanced Protocols

New Senior Investment Group

11

 Financial Update  The JeffersonMiddleton, WI

Key Observations From COVID-19 Impact To Date

- **The COVID-19 pandemic has had a disproportionate impact on seniors, the cohort our properties serve**
  - Our operators took early action to limit access at our properties and secure supplies to ensure the safety of residents/staff
- **Now, several months into the pandemic, we are sharing our observations about how the business has performed**
- **The situation remains fluid and it is not clear whether these trends will continue or evolve as we get farther into the pandemic**

1 Occupancy:
Modest COVID-19 Case Count & Improving Occupancy Trend

- No healthcare component in IL, which results in fewer interactions between residents and staff
- Only 14% of our properties have reported over 3 cases
- Our properties are located primarily in secondary and tertiary markets, which have generally seen a lower level of cases
- Almost 80% of our properties are in a Recovery Phase and have lifted certain restrictions
- Occupancy declines have improved as operators adopted new leasing strategies and have seen continued demand from our target IL resident demographic

2 Expenses:
IL Portfolio Benefiting from Flexible Expense Structure

- With no healthcare component, IL benefits from a more flexible expense structure
- Operators have been able to successfully tighten occupancy-related expenses such as supplies and labor, and additional line items such as marketing and maintenance
- COVID-19 expenses have been much lower than initially expected
- These favorable expense trends have helped offset lower revenue from occupancy declines

3 Earnings:
Interest & G&A Savings Offsetting NOI Decline

- 48% of our debt is floating rate
- Significant interest rate volatility since the start of the pandemic
- Savings from lower interest rates have helped offset the NOI declines that we have experienced
- At the same time, we have taken steps to reduce our corporate G&A costs
- As a result, our NOI declines due to the pandemic have been offset by lower interest expense and G&A savings
- We also halted discretionary capital expenditures, but expect to ramp up spend as properties continue to recover

New Senior Investment Group

13

Summary of 2Q 2020 Results & July Trends

- **2Q20 was the first full quarter where COVID-19 impacted the Company's financial results**
- **2Q20 total same store cash NOI was better than expected at the start of the pandemic**
  - Occupancy declines offset by significantly lower operating expenses; COVID-19 expenses lower than expected
- **2Q20 AFFO results significantly better than expected (up 12% vs 1Q20)**
  - 48% of debt is floating rate and sharp decline in LIBOR has resulted in significantly lower interest expense

Occupancy

- Ending occupancy **down 250bps** sequentially from 1Q20 to 2Q20; July **down 430bps** since February (pandemic start)
- Move-ins and leads have both trended upward since April low point but remain below historical levels
- Move-outs in July were higher than historical levels following three months of lower volume; July ending occupancy declined 50bps from June

Operating Expenses

- 2Q20 expenses **down 1.7%** YoY and **down 4.5%** QoQ, driven by occupancy declines and operating expense savings
- Excluding COVID-19 expenses, 2Q20 expenses down 4.6% YoY and down 6.5% QoQ
- COVID-19 expenses below initial expectations due to lower cost for meal delivery supplies and less temporary labor

NOI & AFFO

- 2Q20 total same store cash NOI **down 3.1% YoY** and **up 0.4% QoQ**
- 2Q20 cash interest expense down 18% or $3.3 million vs 1Q20
- 2Q20 AFFO of $0.19 per share, up $0.02 per share vs 1Q20 mainly driven by interest savings

New Senior Investment Group
14

Financial Results – 2Q 2020

- **Same store cash NOI decreased 3.1% YoY and increased 0.4% QoQ**
  - IL average occupancy decreased 220bps YoY and QoQ, and RevPOR growth decelerated to +0.2% YoY
  - Excluding $1.5mm of COVID-19 expenses, same store cash NOI increased 0.9% YoY and increased 3.1% QoQ
- **2Q20 AFFO per share was $0.19, up $0.02 vs 1Q20 and $0.03 vs 2Q19 mainly driven by interest savings**

($ in thousands)	Quarterly Results					Year-to-Date Results		
	2Q19	*1Q20*	*2Q20*	*QoQ*	*YoY*	*1H19*	*1H20*	*YoY*
Average Occupancy	87.1%	87.1%	84.9%	*(220bps)*	*(220bps)*	87.1%	86.0%	*(110bps)*
Ending Occupancy	88.9%	87.4%	84.9%	*(250bps)*	*(400bps)*	88.9%	84.9%	*(400bps)*
RevPOR	$2,701	$2,706	$2,707	-	*0.2%*	$2,692	$2,706	*0.5%*
Margin	41.3%	39.7%	40.9%	*120bps*	*(40bps)*	40.7%	40.3%	*(40bps)*
IL NOI (102 Properties)	**$34,936**	**$33,637**	**$33,758**	*0.4%*	*(3.4%)*	**$68,582**	**$67,395**	*(1.7%)*
Excluding COVID-19 Expenses	*$34,936*	*$34,137*	*$35,228*	3.2%	0.8%	*$68,582*	*$69,365*	1.1%
Watermark (1 Property)	$1,437	$1,450	$1,477	*1.8%*	*2.8%*	$2,849	$2,927	*2.7%*
Total Same Store (103 Properties)	**$36,373**	**$35,087**	**$35,234**	*0.4%*	*(3.1%)*	**$71,430**	**$70,321**	*(1.6%)*
Excluding COVID-19 Expenses	*$36,373*	*$35,587*	*$36,705*	3.1%	0.9%	*$71,430*	*$72,292*	1.2%
AFFO Per Share	**$0.16**	**$0.17**	**$0.19**	*11.8%*	*18.8%*	**$0.32**	**$0.36**	*12.5%*

New Senior Investment Group

15

Lead and Move-in Trends

- **Since hitting a low point in April, leads have continued to trend upward over the past 3 months**
  - June leads saw a significant increase vs May, as third-party referral and website leads continued to recover
  - July leads increased 6% vs June, were up 62% vs the April low, but still trailed July 2019 by 20%
- **Move-ins fell sharply in March and April, but have trended back to pre-COVID-19 levels in the past 3 months**
  - June move-ins were flat vs May, as volume stalled in the second half of the month with the resurgence in U.S. cases
  - July move-ins increased 29% vs June, were up 119% vs the April low, but still trailed July 2019 by 15%
- **Unclear how current spike in cases across the U.S. will impact leads and near-term demand for senior housing**

Monthly Lead Trends


6,000
5,000
4,000
3,000
2,000
1,000
0
2,745
+62%
4,438
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20

Monthly Move-In Trends


350
300
250
200
150
100
50
0
145
+119%
317
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20

New Senior Investment Group
16

 Move-Out and Occupancy Trends  17  Monthly Move-Out Trends  Monthly Ending Occupancy Trends (Decline in bps)  +28%  Move-out volume remained below historical level throughout 2Q20, but trended slightly higher each monthJuly move-outs increased for a third consecutive month and were up 8% vs historical averagePreliminary August move-outs are trending slightly below elevated July levelMonthly occupancy declines slowed in May, June and July (-60bps) compared to March and April (-125bps)May and June benefited from lower move-outs and increased move-in volumeJuly driven by continued improvement in move-in volume and partially offset by elevated move-outs  -  -130  -120  -60  -70  -50  Avg decline: -60bps  Avg decline: -125bps    88.7%   88.7%   87.4%   86.2%   85.6%   84.9%   84.4%   Occupancy

Expense – Trends

- **With no healthcare exposure, our IL portfolio has benefited significantly from favorable expense trends**
  - Operators were able to tightly manage supplies and labor costs as occupancy declined, and saw material savings in other line items such as maintenance and marketing
  - COVID-19 expenses have been lower than originally expected (minimal incremental labor costs, lower supply costs, etc.)
- **Total 2Q20 expenses declined 4.5% vs 1Q20, as incremental COVID-19 expenses were more than offset by reductions in other operating expenses**
  - As a result, margins remained stable in 2Q20 despite occupancy loss and incremental COVID-19 expenses

2Q20 Expenses Vs 1Q20 Expenses

Total expenses down 4.5% QoQ


$51.1mm
$48.8mm
1Q20 Expenses
Increase in COVID-19 Related Expenses
Offset by Operating Expense Reductions
2Q20 Expenses

Historical Operating Margins


40%
40%
40%
41%
41%
41%
40%
40%
43%
41%
2018
2019
2020
1Q
2018
2019
2020
2Q
2018
2019
3Q
2018
2019
4Q

New Senior Investment Group

18

 Capital Structure, Debt Maturities & Liquidity(1)  All information is presented as of 6/30/2020. Total cash interest expense for 2Q20 was $14.4 million and 1Q20 was $17.7 million, which excludes deferred financing costs. 1Q20 includes interest expense on debt repaid upon the sale of the AL/MC portfolio (classified as discontinued operations). 2022 maturity (secured loan) has two, 1-year extension options with the payment of a 12.5bps extension fee.  19     Amounts  % of Total  W.A. Maturity in Years  2Q Interest Rate  Fixed  $815   52%  5.0 years  4.4%  Floating  750  48%  6.1 years  2.4%  Total Debt  $1,565  100%  5.8 years  3.4%    As of June 30, the Company had $1.6 billion of debt 48% floating / 52% fixed rate debtLIBOR has declined from 173bps on January 2, 2020 to 15bps on August 5, 2020As a result, 2Q20 cash interest expense is down 18% or $3.3 million vs 1Q20(2)$102.3 million of cash and cash equivalentsCompany repaid $40 million of its $100 million revolver balance, which was drawn in 1Q20 No significant debt maturities until 2024  Capital Structure  Debt Maturity & Amortization Schedule  ($ in millions)  ($ in millions)  (3)  2020 LIBOR To Date  1Q20 average of 165bps2Q20 average of 50bpsAs of 8/5/20, spot rate of 15bps

 Full Year 2020 Expectations  20  Based on first half results and current trends, we are providing expectations for full year 2020 results Full year 2020 total same store cash NOI: down 4.5% to 7.5% YoY (includes NNN lease)First half of 2020 benefited from a strong 1Q20 – total same store cash NOI for the first half of 2020 was down 1.6% YoYSecond half of 2020 expected to be impacted by lower IL occupancy starting point (down 400bps vs prior year)Full year 2020 AFFO per share: $0.67 to $0.71 (unchanged from pre-COVID-19 estimate at the start of 2020) Lower NOI offset by lower interest expense due to decline in LIBOR and lower G&AInterest Expense: 48% of debt ($0.8 billion) is floating rate; expect to continue to benefit from lower LIBOR G&A: Initiatives in place to reduce G&A     1Q20  2Q20  1H20    FY 2020 Expectations  Total Same Store Cash NOI   Up 0.1% YoY  Down 3.1% YoY  Down 1.6% YoY    Down 4.5% to 7.5% YoY  AFFO Per Share  $0.17  $0.19  $0.36     $0.67 to $0.71    2020 Expectations

 Reconciliations & Glossary  Marion WoodsOcala, FL

 Full Year 2020 Expectations – Non-GAAP Reconciliation  22     Low  High  Net loss attributable to common stockholders  ($0.11)  ($0.07)  Gain on sale of assets  (0.24)  (0.24)  Depreciation & amortization  0.79  0.79  FFO  $0.44  $0.48          Compensation expense related to transition awards  0.02   0.02   Loss on extinguishment of debt  0.11   0.11   Acquisition, transaction & integration expense  0.02   0.02   Normalized FFO   $0.59   $0.63           Amortization of deferred financing costs  0.04   0.04   Amortization of deferred community fees & other  (0.02)  (0.02)  Amortization of equity-based compensation  0.06   0.06   AFFO   $0.67   $0.71   Full Year 2020 Per Share Reconciliation  (Shares in millions)  The Company’s expectations are based on a number of other assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

NOI Reconciliation – 2Q 2020 Year-over-Year[1]

($ in thousands)	2Q20			2Q19		
	Managed IL Properties	Other Properties	Total	Managed IL Properties	Other Properties	Total
Same Store Cash NOI (excluding COVID-19 related expenses)	$ 35,228	$ 1,477	$ 36,704	$ 34,936	$ 1,437	$ 36,373
COVID-19 related expenses	(1,470)	-	(1,470)	-	-	-
Same Store Cash NOI	**33,758**	**1,477**	**35,234**	**34,936**	**1,437**	**36,373**
Non-Same Store Cash NOI	-	-	-	-	(378)	(378)
Straight-line rental revenue	-	108	108	-	147	147
Amortization of deferred community fees and other[2]	434	(2)	432	(472)	40	(432)
Segment / Total NOI	**$ 34,191**	**$ 1,582**	**$ 35,773**	**$ 34,464**	**$ 1,247**	**$ 35,711**
Interest expense			(15,281)			(19,570)
Depreciation and amortization			(16,782)			(16,987)
General and administrative expense			(5,894)			(5,359)
Acquisition, transaction & integration expense			(19)			(174)
Loss on extinguishment of debt			-			(335)
Other income (expense)			(433)			(62)
Income tax expense			(22)			(37)
Loss on sale of real estate			-			(122)
Loss from continuing operations			**(2,658)**			**(6,935)**
Loss from discontinued operations			-			(2,651)
Discontinued operations, net			**-**			**(2,651)**
Net income (loss)			**$ (2,658)**			**$ (9,586)**
Deemed dividend on redeemable preferred stock			(599)			(599)
Net income (loss) attributable to common stockholders			**$ (3,257)**			**$ (10,185)**

1) Totals may not sum due to rounding.
2) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

New Senior Investment Group

23

NOI Reconciliation – 2Q 2020 Quarter-over-Quarter(1)

($ in thousands)	2Q20			1Q20		
	Managed IL Properties	Other Properties	Total	Managed IL Properties	Other Properties	Total
Same Store Cash NOI (excluding COVID-19 related expenses)	$ 35,228	$ 1,477	$ 36,704	$ 34,138	$ 1,450	$ 35,588
COVID-19 related expenses	(1,470)	-	(1,470)	(501)	-	(501)
Same Store Cash NOI	**33,758**	**1,477**	**35,234**	**33,637**	**1,450**	**35,087**
Straight-line rental revenue	-	108	108	-	134	134
Amortization of deferred community fees and other(2)	434	(2)	432	305	(2)	303
Segment / Total NOI	**$ 34,191**	**$ 1,582**	**$ 35,773**	**$ 33,942**	**$ 1,583**	**$ 35,525**
Interest expense			(15,281)			(17,219)
Depreciation and amortization			(16,782)			(17,536)
General and administrative expense			(5,894)			(5,846)
Acquisition, transaction & integration expense			(19)			(133)
Loss on extinguishment of debt			-			(5,884)
Other income (expense)			(433)			105
Income tax expense			(22)			(60)
Loss from continuing operations			**(2,658)**			**(11,048)**
Gain on sale of real estate			-			19,992
Loss (income) from discontinued operations			-			(3,107)
Discontinued operations, net			**-**			**16,885**
Net income (loss)			**$ (2,658)**			**$ 5,837**
Deemed dividend on redeemable preferred stock			(599)			(598)
Net income (loss) attributable to common stockholders			**$ (3,257)**			**$ 5,239**

1) Totals may not sum due to rounding.
2) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

New Senior Investment Group

24

 GAAP Reconciliation of FFO, Normalized FFO, AFFO and Normalized FAD  25  Primarily includes insurance recoveries and casualty related charges.Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.    2Q20  Net loss attributable to common stockholders  $ (3,257)      Add (Deduct):     Depreciation and amortization   16,782  FFO  $ 13,525  FFO per Diluted Share  $ 0.16       Acquisition, transaction and integration expense  19   Compensation expense related to transition awards  295   Other income(1)   461      Normalized FFO  $ 14,300  Normalized FFO per Diluted Share  $ 0.17        Straight-line rent  (108)   Amortization of deferred financing costs  872   Amortization of deferred community fees and other(2)  (432)   Amortization of equity-based compensation  1,428      AFFO  $ 16,060  AFFO per Diluted Share  $ 0.19       Routine capital expenditures  (788)      Normalized FAD  $ 15,272  Normalized FAD per Diluted Share  $ 0.18  Weighted average diluted shares outstanding  82,752  ($ and shares in thousands, except per share data)

Glossary

Cash NOI Margin
Cash NOI margin is equal to Cash NOI divided by Cash Revenue.

Discontinued Operations
Discontinued operations consists of 28 AL/MC properties that represented the entire Managed AL/MC Properties segment prior to the fourth quarter of 2019 and were classified as discontinued operations as of December 31, 2019. The properties were subsequently sold in February 2020.

EBITDARM
EBITDARM is a non-GAAP measure that represents earnings before interest, taxes, depreciation, amortization, rent and management fees for the period stated unless otherwise noted. We use EBITDARM in determining coverage and as a supplemental measure of the ability of the property to generate sufficient liquidity to meet related obligations to us. For our triple net lease portfolio, all facility financial performance data was derived solely from information provided by operators/tenants without independent verification by us. EBITDARM does not represent net income or cash flow from operations and should not be considered an alternative to those indications.

EBITDARM Coverage
Facility EBITDARM divided by the aggregate of base rent and any additional rent due to us for the same period. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not for us) to meet the operator's/tenant's related rent and other obligations to us.

Enterprise Value
Enterprise value is equal to market capitalization plus carrying value of mortgage notes payable, minus cash.

FFO, Normalized FFO, AFFO and Normalized FAD
We use Funds From Operations ("FFO") and Normalized FFO as supplemental measures of our operating performance. We use the National Association of Real Estate Investment Trusts ("NAREIT") definition of FFO. NAREIT defines FFO as GAAP net income (loss) attributable to common stockholders, which includes loss from discontinued operations, excluding gains (losses) from sales of depreciable real estate assets and impairment charges of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and joint ventures to reflect FFO on the same basis. FFO does not account for debt principal payments and is not intended as a measure of a REIT's ability to satisfy such payments or any other cash requirements.

FFO, Normalized FFO, AFFO and Normalized FAD (continued)
Normalized FFO, as defined below, measures the financial performance of our portfolio of assets excluding items that, although incidental to, are not reflective of the day-to-day operating performance of our portfolio of assets. We believe that Normalized FFO is useful because it facilitates the evaluation of our portfolio's operating performance (i) between periods on a consistent basis and (ii) to the operating performance of other real estate companies. However, comparability may be limited because our calculation of Normalized FFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies.

We define Normalized FFO as FFO excluding the following income and expense items, as applicable: (a) acquisition, transaction and integration related expenses; (b) the write off of unamortized discounts, premiums, deferred financing costs, or additional costs, make whole payments and penalties or premiums incurred as the result of early repayment of debt (collectively "Gain (Loss) on extinguishment of debt"); (c) incentive compensation recognized as a result of sales of real estate; (d) the remeasurement of deferred tax assets; (e) valuation allowance on deferred tax assets, net; (f) termination fee to Former affiliate; (g) gain on lease termination; (h) compensation expense related to transition awards; (i) litigation proceeds; and (j) other items that we believe are not indicative of operating performance, generally reported as "Other (income) expense" in the Consolidated Statements of Operations.

We also use AFFO and Normalized FAD as supplemental measures of our operating performance. We believe AFFO is useful because it facilitates the evaluation of (i) the current economic return on our portfolio of assets between periods on a consistent basis and (ii) our portfolio versus those of other real estate companies that report AFFO. However, comparability may be limited because our calculation of AFFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies.

We define AFFO as Normalized FFO excluding the impact of the following: (a) straight-line rents; (b) amortization of above / below market lease intangibles; (c) amortization of deferred financing costs; (d) amortization of premium or discount on mortgage notes payable; (e) amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives and (f) amortization of equity-based compensation expense.

New Senior Investment Group
26

Glossary  FFO, Normalized FFO, AFFO and Normalized FAD (continued)We define Normalized FAD as AFFO less routine capital expenditures, which we view as a cost associated with the current economic return. Normalized FAD, which does not reflect debt principal payments and certain other expenses, does not represent cash available for distribution to stockholders. We believe Normalized FAD is useful because it fully reflects the additional economic costs of maintaining the condition of the portfolio.Gross Assets The carrying amount of total assets, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Investment Represents the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, for all assets owned as of the end of the respective reporting period. Net Operating Income (“NOI”) and Cash NOINOI and cash NOI are non-GAAP measures. We define NOI as total revenue less property operating expenses, which include property management fees and travel cost reimbursements. Cash receipts may differ due to straight-line recognition of certain rental income and the application of other GAAP policies. We define cash NOI as NOI excluding the effects of straight-line rental revenue, amortization of above / below market lease intangibles and amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives. We believe that NOI and cash NOI serve as useful supplemental measures to net income because they allow investors, analysts and management to measure unlevered property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis.  27  Occupancy For the managed portfolio, occupancy represents the facilities’ average operating occupancy for the applicable period. For the triple net lease portfolio, occupancy is based on the period reported unless otherwise noted. The percentages are calculated based on available beds. All occupancy data was derived solely from information provided by operators/tenants without independent verification by us. RevPORRepresents average cash revenues per occupied bed per month. We use RevPOR to evaluate the revenue generating potential of our senior housing portfolio independent of fluctuating occupancy rates.Same Store and Adjusted Same StoreSame store data presented herein excludes properties acquired, sold, transitioned to other operators or between segments, or classified as held for sale or discontinued operations during the comparable periods. Same store data is intended to enable management to evaluate the performance of a consistent portfolio of real estate in a manner that eliminates variances attributable to changes in the composition of our portfolio over time, due to sales and various other factors. Upon implementation of ASC 842 on 1/1/2019, bad debt expense is required to offset revenue as opposed to being included in operating expense under previous guidance. Accordingly, we have reclassified bad debt expense for prior years to offset revenue in order to facilitate a historical comparison. The change has no impact on the Company’s NOI or Cash NOI.Adjusted same store cash NOI adjusts same store cash NOI to include properties transitioned from the Company’s triple net lease segment to the managed segment during the comparative periods. For the period during which the properties were owned on a triple net basis, cash NOI reflects the unaudited operating results provided by the operator, as opposed to the rent recorded by the Company, and excludes ancillary service revenue attributable to a business that ceased operations over the course of 2018.